                                                                   EX.99-(h)(3)

                                   EXHIBIT A

                            WELLS FARGO FUNDS TRUST
                           WELLS FARGO MASTER TRUST
                          WELLS FARGO VARIABLE TRUST

                         ACCOUNTING SERVICES AGREEMENT

   THIS EXHIBIT A, as of the date set forth below, is Exhibit A to the Amended and Restated Accounting Services Agreement dated as of May 10, 2006, between PFPC INC. and Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust.

WELLS FARGO FUNDS TRUST

Names of Portfolios                           Existing Classes
-------------------                           ------------------------------------------------
100% Treasury Money Market Fund               A, Service
Aggressive Allocation Fund                    Administrator
Asia Pacific Fund                             A, C, Investor
Asset Allocation Fund                         A, B, C, Administrator
C&B Large Cap Value Fund                      A, B, C, Administrator, Institutional, Investor
C&B Mid Cap Value Fund                        A, B, C, Administrator, Institutional, Investor
California Limited-Term Tax-Free Fund         A, C, Administrator
California Tax-Free Fund                      A, B, C, Administrator
California Tax-Free Money Market Fund         A, Institutional, Service
California Tax-Free Money Market Trust        Single Class
Capital Growth Fund                           A, C, Administrator, Institutional, Investor
Cash Investment Money Market Fund             Administrator, Institutional, Service, Select
Colorado Tax-Free Fund                        A, B, C, Administrator
Common Stock Fund                             A, B, C, Investor
Conservative Allocation Fund                  Administrator
Discovery Fund                                A, C, Administrator, Investor, Institutional
Diversified Bond Fund                         Administrator
Diversified Equity Fund                       A, B, C, Administrator
Diversified Small Cap Fund                    Administrator
Emerging Growth Fund                          A, C, Administrator, Institutional, Investor
Emerging Markets Equity Fund                  A, B, C, Administrator
Endeavor Select Fund                          A, B, C, Administrator, Institutional
Enterprise Fund                               A, C, Administrator, Institutional, Investor
Equity Income Fund                            A, B, C, Administrator
Equity Value Fund                             A, B, C, Administrator, Institutional
Government Money Market Fund                  A, Administrator, Institutional, Service
Government Securities Fund                    A, B, C, Administrator, Institutional, Investor
Growth Balanced Fund                          A, B, C, Administrator
Growth Equity Fund                            A, B, C, Administrator, Institutional
Growth Fund                                   A, C, Administrator, Institutional, Investor
Heritage Money Market Fund                    Administrator, Institutional, Select
High Income Fund                              A, B, C, Institutional, Investor

Names of Portfolios                           Existing Classes
-------------------                           ------------------------------------------------
Income Plus Fund                              A, B, C, Institutional, Investor
Index Fund                                    A, B, Administrator, Investor
Inflation-Protected Bond Fund                 A, B, C, Administrator
Intermediate Tax/AMT-Free Fund                A, C, Administrator, Institutional, Investor
International Core Fund                       A, B, C, Administrator
International Equity Fund                     A, B, C, Administrator, Institutional, Investor
International Value                           A, B, C, Administrator, Institutional
Large Cap Appreciation Fund                   A, B, C, Administrator, Institutional
Large Cap Growth Fund                         Investor
Large Company Core Fund                       A, B, C, Administrator, Institutional, Investor
Large Company Growth Fund                     A, B, C, Administrator, Institutional, Investor
Large Company Value Fund                      A, C, Administrator, Institutional, Investor
Managed Account CoreBuilder Shares Series G   Single Class
Managed Account CoreBuilder Shares Series M   Single Class
Mid Cap Disciplined Fund                      A, C, Administrator, Institutional, Investor
Mid Cap Growth Fund                           A, B, C, Administrator, Institutional, Investor
Minnesota Money Market Fund                   A
Minnesota Tax-Free Fund                       A, B, C, Administrator
Moderate Balanced Fund                        A, B, C, Administrator
Money Market Fund                             A, B, Investor
Money Market Trust                            Single Class
Municipal Bond Fund                           A, B, C, Administrator, Institutional, Investor
Municipal Money Market Fund                   Institutional, Investor
National Tax-Free Money Market Fund           A, Institutional, Service, Administrator
National Tax-Free Money Market Trust          Single Class
Opportunity Fund                              A, C, Administrator, Investor
Overland Express Sweep Fund                   Single Class
Prime Investment Money Market Fund            Institutional, Service
Short Duration Government Bond Fund           A, B, C, Administrator, Institutional
Short-Term Bond Fund                          A, C, Institutional, Investor
Short-Term High Yield Bond Fund               A, C, Investor
Short-Term Municipal Bond Fund                A, C, Investor
Small Cap Disciplined Fund                    A, C, Administrator, Institutional, Investor
Small Cap Growth Fund                         A, B, C, Administrator, Institutional, Investor
Small Cap Opportunities Fund                  Administrator
Small Cap Value Fund                          A, B, C, Institutional, Investor
Small Company Growth Fund                     A, B, C, Administrator, Institutional
Small Company Value Fund                      A, B, C, Administrator
Small/Mid Cap Value Fund                      A, C, Administrator, Investor, Institutional
Social Sustainability Fund                    A, C, Administrator
Specialized Financial Services Fund           A, B, C
Specialized Technology Fund                   A, B, C, Investor
Stable Income Fund                            A, B, C, Administrator
Strategic Income Fund                         A, B, C
Strategic Small Cap Value Fund                A, C, Administrator

Names of Portfolios                                Existing Classes
-------------------                                ------------------------------------------------
Target Today Fund                                  A, B, C, Administrator, Institutional, Investor
Target 2010 Fund                                   A, B, C, Administrator, Institutional, Investor
Target 2015 Fund                                   Administrator, Institutional, Investor
Target 2020 Fund                                   A, B, C, Administrator, Institutional, Investor
Target 2025 Fund                                   Administrator, Institutional, Investor
Target 2030 Fund                                   A, B, C, Administrator, Institutional, Investor
Target 2035 Fund                                   Administrator, Institutional, Investor
Target 2040 Fund                                   A, B, C, Administrator, Institutional, Investor
Target 2045 Fund                                   Administrator, Institutional, Investor
Target 2050 Fund                                   Investor, Institutional, Administrator
Total Return Bond Fund                             A, B, C, Administrator, Institutional, Investor
Treasury Plus Money Market Fund                    A, Administrator, Institutional, Service
U.S. Value Fund                                    A, B, C, Administrator, Investor
Ultra Short-Term Income Fund                       A, C, Administrator, Institutional, Investor
Ultra Short-Term Municipal Income Fund             A, C, Institutional, Investor
WealthBuilder Conservative Allocation Portfolio    Single Class
WealthBuilder Equity Portfolio                     Single Class
WealthBuilder Growth Allocation Portfolio          Single Class
WealthBuilder Growth Balanced Portfolio            Single Class
WealthBuilder Moderate Balanced Portfolio          Single Class
WealthBuilder Tactical Equity Portfolio            Single Class
Wisconsin Tax-Free Fund                            A, C, Investor

WELLS FARGO MASTER TRUST

Names of Portfolios                                Existing Classes
-------------------                                ----------------
C&B Large Cap Value Portfolio                       Single Class
Disciplined Growth Portfolio                        Single Class
Diversified Fixed Income Portfolio                  Single Class
Diversified Stock Portfolio                         Single Class
Emerging Growth Portfolio                           Single Class
Equity Income Portfolio                             Single Class
Equity Value Portfolio                              Single Class
Index Portfolio                                     Single Class
Inflation-Protected Bond Portfolio                  Single Class
International Core Portfolio                        Single Class
International Growth Portfolio                      Single Class
International Index Portfolio                       Single Class
International Value Portfolio                       Single Class
Large Cap Appreciation Portfolio                    Single Class
Large Company Growth Portfolio                      Single Class
Managed Fixed Income Portfolio                      Single Class
Short-Term Investment Portfolio                     Single Class
Small Cap Index Portfolio                           Single Class
Small Company Growth Portfolio                      Single Class
Small Company Value Portfolio                       Single Class

Names of Portfolios                                Existing Classes
-------------------                                ----------------
Stable Income Portfolio                             Single Class
Strategic Small Cap Value Portfolio                 Single Class
Total Return Bond Portfolio                         Single Class

WELLS FARGO VARIABLE TRUST

Names of Portfolios                                Existing Classes
-------------------                                ----------------
VT Asset Allocation Fund                            Single Class
VT C&B Large Cap Value Fund                         Single Class
VT Discovery Fund                                   Single Class
VT Equity Income Fund                               Single Class
VT International Core Fund                          Single Class
VT Large Company Core Fund                          Single Class
VT Large Company Growth Fund                        Single Class
VT Money Market Fund                                Single Class
VT Opportunity Fund                                 Single Class
VT Small Cap Growth Fund                            Single Class
VT Small/Mid Cap Value Fund                         Single Class
VT Total Return Bond Fund                           Single Class

Exhibit A amended: November 14, 2008

   The foregoing exhibit is agreed to as of November 14, 2008 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST                  PFPC INC.

By:                                      By:
        -------------------------------          ------------------------------
Name:   Stephen Leonhardt                Name:   James A. Gallo
Title:  Treasurer                        Title:  Vice President & Managing
                                                 Director

WELLS FARGO MASTER TRUST

By:
        ------------------------------
Name:   Stephen Leonhardt
Title:  Treasurer

WELLS FARGO VARIABLE TRUST

By:
        ------------------------------
Name:   Stephen Leonhardt
Title:  Treasurer